Exhibit 23.2

CONRAD C. LYSIAK

Attorney and Counselor at Law

601 West First Avenue

Suite 503

Spokane, Washington   99201

(509) 624-1475

FAX: (509) 747-1770

EMAIL: CCLYSIAK@QWEST.NET

CONSENT

I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, FIND THE WORLD INTERACTIVE INC.

DATED this 18th day of May, 2006.

Yours truly,

CONRAD C. LYSIAK

Conrad C. Lysiak